SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 8, 2002
JNL® SERIES TRUST

The second paragraph to the section entitled "Sub-Adviser and Portfolio Management" for the Lazard/JNL Small Cap Value Series should be deleted and replaced in its entirety with the following paragraph:

The Fund is managed on a team basis. Herbert W. Gullquist and Patrick Mullin share primary responsibility for the day-to-day management of the Fund. Mr. Gullquist has been with Lazard since 1982. He is a Managing Director and a Vice-Chairman of Lazard Frères, and is the Chief Investment Officer of Lazard. Mr. Gullquist is responsible for monitoring all investment activity to ensure adherence to Lazard's investment philosophy and guidelines. Mr. Mullin has been with Lazard since 1998. He is a Portfolio Manager and a Director of Lazard. Prior to joining Lazard in 1998, he was with Target Capital Management and Dillon, Read & Co. Inc. Mr. Gullquist and Mr. Mullin have shared responsibility for the day-to-day management of the Fund since January 2001.

This Supplement is dated March 18, 2002.

(To be used with VC3656 Rev. 07/01, VC3657 Rev. 05/01, VC3723 Rev. 05/01, NV3174CE Rev. 05/01, NV3784 Rev. 05/01, VC4224 Rev. 01/02, VC2440 Rev. 05/01.)